NYSE: TLLP Citi 2013 MLP/Infrastructure Conference August 2013 Tesoro Logistics LP Exhibit 99.1

2 This Presentation includes forward-looking statements. These statements relate to, among other things, projections of operational volumetrics and improvements, growth projects, cash flows, capital expenditures and future performance; potential acquisitions, including the anticipated offer of additional logistics assets from Tesoro; and the estimated impact to EBITDA of past and potential asset acquisitions. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,“ “potential” and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside of our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. Please see our Risk Factor disclosures included in our 2012 Annual Report on Form 10-K and our quarterly reports on Form 10-Q. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward- looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. We have estimated annual EBITDA, a non-GAAP financial measure, for the company and certain acquisitions and growth projects. Please see the Appendix for the definition and reconciliation of these annual EBITDA estimates. Forward Looking Statements

3 Crude Oil Gathering High Plains Pipeline Trucking Terminalling, Transportation and Storage Northwest Products System pipeline Refined product terminal Dedicated storage facility Marine terminal Rail unloading facility Pipeline Refinery Overview of Current Assets Mandan Salt Lake City Anacortes Martinez Los Angeles Tesoro Logistics Tesoro Corporation Crude Oil Gathering  Premier crude gathering system and proprietary trucking fleet in the high crude oil production growth are of the Bakken Shale / Williston Basin Terminalling, Transportation and Storage  16 refined product and storage terminals throughout Mid-Continent and Western U.S., six located in high- demand Southern California region  Marine terminals serve as critical infrastructure to support import and export of refined product and feedstock in California  Northwest Products System pipeline serves growing Rocky Mountain and Pacific Northwest areas  Rail unloading facility in Anacortes, WA is largest on the U.S. West Coast and supports nearly half of TSO’s Anacortes Refinery crude supply Kenai (1) Legacy terminal in Boise, ID currently in process of being divested. (1)

4 Investment Highlights Well-Positioned Assets Stable Cash Flow Experienced Management Team Strong Sponsorship Attractive, Visible Growth Opportunities  Organic growth prospects  Optimization opportunities  Drop down assets  Long-term contracts  Fee-based, inflation protected and fixed minimum commitments  No direct commodity exposure  Successful track record of acquiring and expanding assets  Poised to benefit from Bakken crude oil production growth  West Coast refined product distribution footprint  Marine terminals in key California markets  Supports Tesoro’s strategic initiatives  MLP drives logistics growth  Drop down assets cannot be replicated

5 Tesoro’s Strategic Goals Support TLLP Operational efficiency and effectiveness  Improving refinery utilization drives higher volumes on logistics assets Commercial excellence  Marketing integration increases terminal throughputs  Initiative to move advantaged Mid-Continent crude oil to the West Coast supports marine and rail facilities Financial discipline  Source of low cost of capital for logistics growth Value-driven growth  High-return capital projects include logistics assets High-Performing Culture Kenai, AK Mandan, ND Salt Lake City, UT Anacortes, WA Martinez, CA Los Angeles, CA Kapolei, HI (1) (1) TSO announced sale of HI refinery with expected third quarter 2013 close.

Delivering Consistent Distribution Growth

TESORO LOGISTICS

Increased annualized distribution per unit over 50% in two years since IPO



$1.35
$1.40
$1.45
$1.51
$1.64
$1.82
$1.89
$1.96
$2.04
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q

Acquisition of Remaining Carson Logistics Assets[1]

Organic Growth

Future Acquisitions

2011 | **2012** | **2013** | **Future**

2011

- **IPO**
  Annual EBITDA of $53 million
- **2012-2013 Growth Plan Released**
  Grow EBITDA to $100 million by end of 2013 through optimization, organic growth and Martinez marine terminal acquisition

2012

- **Martinez Marine Terminal Acquisition**
  $75 million purchase price
  Est. annual EBITDA of $8 million
- **Long Beach Marine Terminal and LA Short-Haul Pipelines Acquisition**
  $210 million purchase price
  Est. annual EBITDA of $22 million
- **Anacortes Rail Facility Acquisition**
  $180 million purchase price
  Est. annual EBITDA of $19 million

2013

- **Tranche 1 of Carson Logistics Assets Acquisition**
  $640 million purchase price
  Est. annual EBITDA of $60-65 million
- **Northwest Products System Acquisition**
  $355 million purchase price
  Est. annual EBITDA of $30-35 million

(1) Even though Tesoro Corp. has indicated it will offer TLLP the remaining logistics assets associated with the Carson acquisition, it is not obligated to do so, and we are not obligated to purchase the assets.

Note: See Appendix for reconciliation of EBITDA to Net Income

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7 Strategic Plan Note: See Appendix for reconciliation of EBITDA to Net Income •Base business generates approximately $53 million in EBITDA IPO • Since IPO, added $8 million in annualized EBITDA by improving utilization of our assets Optimization •Grow Bakken system volumes to over 150,000 bpd on our High Plains system in 2014 backed by Tesoro demand, adding approximately $35-45 million in EBITDA •Grow terminal volumes supported by Tesoro’s marketing expansion and increased third party business, adding approximately $5-10 million in EBITDA Organic Growth •2012 drop downs of the Martinez marine terminal, Long Beach marine terminal, Los Angeles short-haul pipelines and Anacortes rail facility add approximately $49 million of EBITDA •Chevron’s Northwest Products System acquisition adds approximately $30-35 million of annual EBITDA •Carson logistics assets acquisition adds approximately $60-65 million of annual EBITDA •Expect to be offered remaining Carson logistics assets by mid-2014 Acquisitions Drive run-rate EBITDA to $230-240 million by YE 2013

2Q 2013 Acquisition Overview

TESORO LOGISTICS

Acquired nearly $1 billion worth of strategic assets in second quarter 2013

	Carson Logistics Assets	Northwest Products System
Strategic Fit	▪ Long-term contracts with fixed minimum commitments ▪ Fee-based, inflation protected revenue ▪ Organic growth prospects and optimization opportunities	▪ Regulated pipeline business ▪ Stable, growing revenue stream ▪ Fee-based, inflation protected revenue ▪ Approximately 75-80% of revenue from third-parties
Highlights	▪ One of largest terminal networks in California ▪ Distribution system fully integrated with refining and marketing business ▪ Storage facilities support Carson Refinery storage needs	▪ 760-mile FERC regulated products pipeline from SLC to Spokane ▪ Three refined products terminals
Financials	▪ **$640 million purchase price** ▪ **Annual EBITDA projected at $60-65 million** ▪ **Maintenance capital expenditures projected at $7 million annually**	▪ **$355 million purchase price** ▪ **Annual EBITDA projected at $30-35 million** ▪ **Maintenance capital expenditures[(1)] projected at $4 million annually**
Volumetrics	▪ 6 marketing and storage terminal facilities with throughput of 135,000 to 145,000 bpd ▪ 6.4 million bbls of storage capacity	▪ Pipeline throughput of 75,000 to 85,000 bpd ▪ Terminalling throughput of 50,000 to 55,000 bpd ▪ 1.3 million barrels storage capacity

(1) Annual maintenance capital expenditure estimate does not include expected investment of $15-25 million associated with inspection and maintenance program expenditures, expected to be complete in 1-2 years. We expect those costs to be covered with cash retained from $45 million purchase price reduction.

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9 58 42 50 - 75 0 50 100 150 200 IPO 2013 Growth Estimate 2014 Growth Estimate High Plains System Growth Pipelines  Capture Tesoro’s base demands to move crude oil to Mandan and Anacortes refineries  Complete interconnection points that provide access to rail export facilities and regional take-away pipelines in support of growing export capacity Trucking  Target proprietary trucking services for transportation of 30,000 bpd in 2013 Storage Hub  Develop centrally located Ramberg interconnect into major storage hub 2012 – 2013 Plan EBITDA Contribution: $25-30 million Capital Spend: $75 million High Plains Pipeline Reversal Project EBITDA Contribution: $10-15 million Capital Spend: $35 million High Plains Outlook, mbpd Organic Growth Statistics Grow pipeline volumes to over 150,000 bpd in 2014

10 Project Highlights  Connect southern production growth area to developing export capacity to the north  Enable pipeline segment to flow north from Johnson Corner to Lignite  Grow throughput on northbound segment by 50,000 bpd to 75,000 bpd  Expected completion by mid-2014  Annual EBITDA projected at $10-15 million  Capital investment of $35 million High Plains System Growth – Reversal Project Enable the capture of Bakken production growth volumes (4) (3) (2) (1) (5) (B) (A) Enbridge Lake Sakakawea Third-party pipelines High Plains pipeline Crude oil flow Rail loading facility (A) Global (B) Inergy (C) Enbridge Interconnection point (1) Lignite (2) Ramberg (3) Keene (4) Johnson Corner (5) Richey Enbridge (C)

11 Terminalling Growth Optimization and Expansion  Optimization efforts have added over 30,000 bpd  Terminalling expansion at Mandan, Stockton, and Vancouver terminals will add 15,000 bpd  Bio-diesel projects at West Coast refined product terminals generate enhanced fees Acquisitions  2012 drop down acquisitions of Martinez marine terminal, Long Beach marine terminal and Anacortes rail facility added 240,000 bpd  2013 acquisitions of Carson terminals(1) and Northwest Products System will add 225,000 bpd 2012 – 2013 Growth Plan EBITDA Contribution: $5-10 million Capital Spend: $35 million(2) 115 45 240 170 55 0 100 200 300 400 500 600 700 IPO Optimization and Expansion 2012 Acquisitions Carson Terminals NWPS Terminals Terminalling Outlook, mbpd Organic Growth Statistics Grow terminalling volumes through optimization, expansion, and acquisitions in 2013 (1) 25,000 bpd of 170,000 bpd contribution from Carson terminals expected to be brought online by mid-2014 through asset optimization and third-party business (2) Includes $5 million of expansion capital associated with Carson terminals (1)

12 Tesoro’s strong sponsorship provides significant growth opportunities Identified Tesoro Acquisition Opportunities Remaining Carson Logistics Assets at Tesoro(1)  Estimated market value of $450-550 million  Portfolio consists of two marine terminals with historical crude oil and refined product throughput of approximately 400,000 bpd  Marine facilities include the only West Coast VLCC-capable dock  114 miles of active pipelines Right of First Offer Assets at Tesoro  Marine and refined product terminal assets in:  Kenai, AK  Anacortes, WA  Martinez, CA  Pipeline in Kenai, AK (1) Even though Tesoro Corp. has indicated it will offer TLLP the remaining logistics assets associated with the Carson acquisition, it is not obligated to do so, and we are not obligated to purchase the assets.

13 Financial Overview Maintain flexibility to achieve growth objectives • $575 million revolver, expandable to $650 million • Leverage ratio of approximately 3.9x pro-forma EBITDA as of June 30, 2013 Conservative leverage and ample liquidity • Leverage target of 3x – 4x EBITDA • Maximize flexibility to fund growth • Issue equity and/or permanent debt to reload revolver Pursue balanced capital structure • Target prudent distribution coverage of 1.1x • Subordination structure provides additional support • Financial flexibility to grow distribution Protect and grow distribution

14 Key Message IPO Optimization Organic Growth 2012 Drop Down Acquisitions Northwest Products System Carson Logistics Tranche 1 Remaining Carson Logistics Assets High Plains Pipeline Reversal Project $0 $50 $100 $150 $200 $250 $300 EBITDA Outlook Note: See Appendix for reconciliation of EBITDA to Net Income Organic growth plan, drop downs and acquisitions drive strong EBITDA growth (1) Run-rate EBITDA is the expected annualized EBITDA after completion of each phase of growth shown, expected by year-end 2013; includes estimated contribution amounts for the 12 months following the acquisitions of the Northwest Products System and the first tranche of Carson logistics assets . (2) Even though Tesoro Corp. has indicated it will offer TLLP the remaining logistics assets associated with the Carson acquisition, it is not obligated to do so, and we are not obligated to purchase the assets. (2) YE 2013 EBITDA Run-rate(1)

15 Appendix

Historical Segment Volumes

Crude Oil Gathering, mbpd


Pipeline System
100
80
60
40
20
0
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13


Trucking
50
40
30
20
10
0
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13

Terminalling and Transportation, mbpd


Terminalling
500
400
300
200
100
0
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13


Pipeline Transportation
100
80
60
40
20
0
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13

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Non-GAAP Financial Measures

We define EBITDA as net income (loss) before net interest and financing costs and depreciation and amortization expenses. EBITDA is not a measure prescribed by accounting principles generally accepted in the United States of America ("U.S. GAAP") but is a supplemental financial measure that is used by management and may be used by external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, to assess:

- our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or financing methods;
- the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;
- our ability to incur and service debt and fund capital expenditures; and
- the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

($ in millions) Unaudited	**IPO, Optimization, and Organic Growth**				
	IPO	Optimization	Crude Oil Gathering Growth	Terminalling, Transportation, and Storage Growth	High Plains Pipeline Reversal Project
Reconciliation of Annual EBITDA to Net Income					
Net Income	$ 41.5	$ 8.0	$ 21.5	$ 2.5	$ 8.0
Add:					
Depreciation and Amortization	9.5	-	1.5	1.0	2.0
Interest Expense, net	2.0	-	2.0	1.5	-
EBITDA (1)	$ 53.0	$ 8.0	$ 25.0	$ 5.0	$ 10.0
Quarterly EBITDA	$ 13.3	$ 2.0	$ 6.3	$ 1.3	$ 2.5

(1) Within this analysis, the low end of the expected EBITDA contribution from organic growth projects has been used.

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18 Non-GAAP Financial Measures (1) Depreciation and amortization expenses have been calculated using an estimated acquisition price allocation value of $400 million. (2) Depreciation and amortization expenses have been calculated using an estimated acquisition price allocation value of $450 million; $45 million EBITDA contribution has been estimated assuming 10x price to EBITDA multiple on low-end transaction value of $450 million. (3) Even though Tesoro Corp. has indicated it will offer TLLP the remaining logistics assets associated with the Carson acquisition, it is not obligated to do so. (4) Within this analysis, the low end of the expected EBITDA contribution from acquisitions has been used. ($ in millions) Unaudited Martinez Marine Terminal Long Beach Terminal and LA Short-Haul Pipelines Anacortes Rail Facility Northwest Products System Carson Logistics Assets (1) Tranche 1 Remaining TSO Carson Logistics Assets (2,3) Reconciliation of Annual EBITDA to Net Income Net Income 4.5$ 7.0$ 16.0$ 1.0$ 19.0$ 8.0$ Add: Depreciation and Amortization 1.5 1.0 3.0 18.0 18.0 23.0 Interest Expense, net 2.0 14.0 - 11.0 23.0 14.0 EBITDA (4) 8.0$ 22.0$ 19.0$ 30.0$ 60.0$ 45.0$ Quarterly EBITDA (4) 2.0$ 5.5$ 4.8$ 7.5$ 15.0$ 11.3$ Drop Downs and Acquisitions

Stable-Fee Based Business

Commercial Agreements with Tesoro

	Initiation Date	Term	Renewals	Fixed Minimum Volume Commitment	Tariff / Fee Escalators	Termination Provisions: Refinery Shutdown	Termination Provisions: Force Majeure
High Plains Pipeline Transportation Agreement	Apr-11	10 Years	2 x 5 Years	49 mbpd	FERC Index	12 month notice (2)	Tesoro Logistics can declare (unilateral)
High Plains Trucking Agreement	Apr-11	5 Years (1)	1 x 5 Years	25 mbpd	Market Comp		
Master Terminalling Agreement	Apr-11	10 Years	2 x 5 Years	108 mbpd	CPI		
Salt Lake City Storage Agreement	Apr-11	10 Years	2 x 5 Years	878,000 bbls	CPI		
Salt Lake City Short Haul Pipeline Agreement	Apr-11	10 Years	2 x 5 Years	54 mbpd	CPI		
Martinez Marine Terminal Use and Throughput Agreement	Apr-12	10 Years	2 x 5 Years	65 mbpd	CPI		
Long Beach Bert Access, Use and Throughput Agreement	Sep-12	10 Years	2 x 5 Years	50 mbpd	CPI		
Los Angeles Short Haul Pipeline Agreement	Sep-12	10 Years	2 x 5 Years	15 mbpd	CPI		
Anacortes Track Use and Throughput Agreement	Nov-12	10 Years	2 x 5 Years	40 mbpd	CPI	N/A	
Carson Storage Services Agreement	Jun-13	10 Years	2 x 5 Years	1,920,000 bbls	CPI		
Southern California Master Terminalling Services Agreement							
Terminalling Services	Jun-13	10 Years	2 x 5 Years	125 mbpd	CPI		
Dedicated Storage	Jun-13	10 Years	2 x 5 Years	2,534,143 bbls	CPI		

(1) Shorter term primarily reflects typical commercial arrangements
(2) Fixed minimum volumes remain in effect during routine turnarounds

19